UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2026

Nakamoto Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42103	84-3829824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 10th Ave South, Nashville, TN	37203
(Address of Principal Executive Offices)	(Zip Code)

(615) 676-8668

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	NAKA	The Nasdaq Stock Market LLC
Tradeable Warrants to purchase shares of Common Stock, par value $0.001 per share	NAKAW*	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*The registrant’s tradeable warrants trade over-the-counter on OTC Pink Market operated on the OTC Markets under the trading symbol “NAKAW”.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 8, 2026, Nakamoto Inc., a Delaware corporation (the “Company”) held the previously disclosed special meeting of stockholders (the “Special Meeting”). Two proposals were submitted to and approved by the Company’s stockholders. The proposals are described in detail in the Company’s definitive proxy statement for the Special Meeting (the “Proxy Statement”), filed with the Securities and Exchange Commission on April 17, 2026. At the Special Meeting, a total of 502,263,305 shares of the Company’s common stock, par value $0.001 (the “Common Stock”) out of a total of 690,018,254 shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting, as of March 31, 2026, the record date for the Special Meeting, were represented in person or by proxy at the Special Meeting.

The final results for the votes regarding each proposal are set forth below.

1.	Proposal to approve an amendment to the Company’s Certificate of Incorporation to combine outstanding shares of our Common Stock, into a lesser number of outstanding shares, by a ratio of not less than 1-for-20 and not more than 1-for-50, with the exact ratio to be set within this range by the Company’s board of directors (the “Board”) in its sole discretion (“Proposal 1”). The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
488,518,814	12,825,785	918,706	0

2.	Proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are insufficient votes in favor of Proposal 1 or if there are not sufficient shares of Common Stock present to establish a quorum. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
488,585,900	11,120,883	2,556,524	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

NAKAMOTO INC.

Dated: May 12, 2026	By:	/s/ Teresa Gendron
Teresa Gendron
Chief Financial Officer